8/10/00


                  SUBCONTRACT FOR FUND ADMINISTRATIVE SERVICES
                                     BETWEEN
                             FRANKLIN ADVISERS, INC.
                                       AND
                        FRANKLIN TEMPLETON SERVICES, INC.

                                    EXHIBIT A


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INVESTMENT COMPANY                   SERIES ---(IF APPLICABLE)
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Franklin High Income Trust           AGE High Income Fund

Franklin Asset Allocation Fund

Franklin California Tax-Free Income
Fund, Inc.

Franklin California Tax-Free Trust   Franklin California Insured Tax-Free
                                      Income Fund
                                     Franklin California Tax-Exempt Money
                                      Fund
                                     Franklin California Intermediate-Term
                                      Tax-Free Income Fund

Franklin Custodian Funds, Inc.       Utilities Series
                                     Dynatech Series
                                     Income Series
                                     U.S. Government Securities Series

Franklin Growth and Income Fund

Franklin Federal Tax- Free Income
Fund

Franklin Gold and Precious Metals
Fund

Franklin Investors Securities Trust  Franklin Global Government Income Fund
                                     Franklin Short-Intermediate U.S.
                                      Government Securities Fund
                                     Franklin Convertible Securities Fund
                                     Franklin Equity Income Fund

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INVESTMENT COMPANY                   SERIES ---(IF APPLICABLE)

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Franklin Municipal Securities Trust  Franklin California High Yield Municipal
                                      Fund
                                     Franklin Tennessee Municipal Bond Fund

Franklin New York Tax-Free Trust     Franklin New York Tax-Exempt Money Fund
                                     Franklin New York Insured Tax-Free Income
                                      Fund
                                     Franklin New York Intermediate-Term
                                      Tax-Free Income Fund




Franklin Real Estate Securities      Franklin Real Estate Securities Fund
Trust

Franklin Strategic Mortgage
Portfolio

Franklin Strategic Series            Franklin California Growth Fund
                                     Franklin Strategic Income Fund
                                     Franklin MidCap Growth Fund
                                     Franklin Global Communications Fund
                                     Franklin Small Cap Growth Fund
                                     Franklin Global Health Care Fund
                                     Franklin Natural Resources Fund
                                     Franklin Blue Chip Fund
Franklin Tax-Exempt Money Fund

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INVESTMENT COMPANY                   SERIES ---(IF APPLICABLE)

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Franklin Tax-Free Trust              Franklin Massachusetts Insured Tax-Free
                                      Income Fund
                                     Franklin Michigan Insured Tax-Free Income
                                      Fund
                                     Franklin Minnesota Insured Tax-Free Income
                                      Fund
                                     Franklin Insured Tax-Free Income Fund
                                     Franklin Ohio Insured Tax-Free Income Fund
                                     Franklin Puerto Rico Tax-Free Income Fund
                                     Franklin Arizona Tax-Free Income Fund
                                     Franklin Colorado Tax-Free Income Fund
                                     Franklin Georgia Tax-Free Income Fund
                                     Franklin Pennsylvania Tax-Free Income Fund
                                     Franklin High Yield Tax-Free Income Fund
                                     Franklin Missouri Tax-Free Income Fund
                                     Franklin Oregon Tax-Free Income Fund
                                     Franklin Texas Tax-Free Income Fund
                                     Franklin Virginia Tax-Free Income Fund
                                     Franklin Alabama Tax-Free Income Fund
                                     Franklin Florida Tax-Free Income Fund
                                     Franklin Connecticut Tax-Free Income Fund
                                     Franklin Louisiana Tax-Free Income Fund
                                     Franklin Maryland Tax-Free Income Fund
                                     Franklin North Carolina Tax-Free Income
                                      Fund
                                     Franklin New Jersey Tax-Free Income Fund
                                     Franklin Kentucky Tax-Free Income Fund
                                     Franklin Federal Intermediate-Term Tax-Free
                                       Income Fund
                                     Franklin Arizona Insured Tax-Free Income
                                      Fund
                                     Franklin Florida Insured Tax-Free Income
                                      Fund

Franklin Templeton International     Templeton Pacific Growth Fund
Trust                                Templeton Foreign Smaller Companies Fund

Franklin Templeton Global Trust      Franklin Templeton Global Currency Fund
                                     Franklin Templeton Hard Currency Fund

CLOSED END FUNDS:

Franklin Multi-Income Trust

Franklin Universal Trust
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